FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): December 26, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on December 26, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.43)  December 26, 2001 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  January 15, 2001                   By: /S/Samuel Molinaro
                                              Samuel Molinaro
                                              Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.43)          December 26, 2001 - Information on Distribution to
                                           Certificateholders




         December 26, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.43
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6







                     Beginning      Pass Thru         Principal     Interest      Total         Ending Cert./
   Type      Class   Cert. Bal.        Rate           Dist. Amt.    Dist. Amt.     Dist.        Notional Bal.
  Senior       A-I    36,387,448      6.41209100%     1,690,913      194,433      1,885,349      34,696,532
               A-II   24,379,951      7.15213410%       736,793      145,307        882,100      23,643,158
               A-III  17,299,308      6.44942370%       448,182       92,975        541,158      16,851,126
               A-IV   11,221,442      6.93703890%       652,177       64,870        717,047      10,569,264
               A-V    11,404,775      7.33094320%       246,907       69,673        316,580      11,157,868
               B-1     6,203,175      6.73018393%        66.686       34,790        101,477       6,136,489
               B-2     3,101,544      6.73018393%        33,343       17,395         50,738       3,068,201
               B-3     1,860,961      6.73018393%        20,006       10,437         30,443       1,840,955
               B-4     2,233,101      6.73018393%        24,007       12,524         36,531       2,209,094
               B-5     1,364,658      6.73018393%        14,671        7,654         22,324       1,349,988
               B-6     1,863,600      6.73018393%        20,034        2,487         22,521       1,843,566
               R-1             0      6.41209100%             0            0              0            0.00
               R-2             0      6.41209100%             0            0              0            0.00

                     117,319,962                      3,953,721      652,546      4,606,267     113,366,241

